                            CLINTRIALS RESEARCH INC.

                                2,600,000 SHARES
                                       OF
                                  COMMON STOCK



                             UNDERWRITING AGREEMENT


                                                        __________________, 1996




J.C. BRADFORD & CO., L.L.C.
PIPER JAFFRAY INC.
SMITH BARNEY INC.
c/o J.C. Bradford & Co., L.L.C.
J.C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201

Ladies and Gentlemen:

         ClinTrials Research Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") 2,600,000 shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company (the "Firm Shares"). Such shares of Common Stock are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule I hereto opposite the name of such Underwriter. The Company proposes to grant to the Underwriters an option to purchase up to 390,000 additional shares of Common Stock as provided for in Section 2 of this Agreement for the purpose of covering over-allotments, if any (the "Option Shares"). The Firm Shares and the Option Shares purchased pursuant to this Agreement are hereinafter collectively referred to as the "Shares."

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) The Company meets the requirements for use of, and has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3

         (Registration No. 333-06293), including the related preliminary prospectus relating to the Shares, and has filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, Part II, the information incorporated by reference, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, as amended at the time when it shall become effective, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                 (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in the Preliminary, Effective and Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and will comply with the requirements of the Securities Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading;


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         except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in the Final Prospectus).

                 (c) The documents which are incorporated by reference in any Preliminary, Effective and Final Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, and any documents so filed prior to the termination of this offering and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the Rules and Regulations.

                 (d) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes Bio-Research Laboratories, Ltd. ("Bio-Research) and any other corporation, joint venture or partnership in which the Company or any subsidiary of the Company has a direct or indirect ownership interest) is duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with full power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions wherein the nature of its business or the character of property owned or leased may require it to be qualified or authorized to do business. Each of the Company and its subsidiaries hold all licenses, permits, consents and approvals, and has satisfied all eligibility and other similar requirements imposed by foreign, federal, state and local regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as required for the conduct of the business in which it is engaged and is contemplated to be engaged as described in the Effective Prospectus and the Final Prospectus.

                 (e) The outstanding capital stock of each of the Company's corporate subsidiaries has been duly authorized and validly issued and
         is fully paid and nonassessable.   The Company owns all of the
         outstanding shares of capital stock of the Company's corporate subsidiaries, free and clear of all liens, claims, encumbrances, security interests, restrictions, stockholder agreements, voting trusts or other claims of third parties. Except as set forth in
         Exhibit 1(e) hereto, the Company has no other subsidiaries and is not a partner or joint venturer in any partnership or joint venture. The Company's subsidiaries do not have outstanding any option to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of capital stock or an ownership interest of such subsidiary. There are


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         no preemptive rights or other rights to subscribe for or purchase any shares of the capital stock or an ownership interest of the Company's subsidiaries.

                 (f) The capitalization of the Company as of March 31, 1996 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained or incorporated by reference in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. Except as set forth in the Effective Prospectus and the Final Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock of the Company. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's certificate of incorporation, bylaws or any agreement or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.

                 (g) All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or the subject of an available exemption from the registration requirements of the Securities Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                 (h) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and



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         distribution of the Shares by the Underwriters.  The issue and sale of the Shares by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the certificate of incorporation, bylaws or other governing instruments of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or any of their respective properties. Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, bylaws or other governing instruments or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

                 (i) The consolidated financial statements and the related notes of the Company, included or incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate, and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The unaudited pro forma financial statements included in the Registration Statement and the Prospectus comply in all material respects with the applicable accounting requirements of Article 11 of Regulation S-X promulgated by the Commission, and the pro forma adjustments have been applied properly to the historical financial statements. The financial statements and the related notes of Bio-Research included in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of Bio-Research, at the dates and for the periods to which they relate, and were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial and statistical data included or incorporated by reference in the Registration Statement conform to the requirements of the Securities Act and the Rules and Regulations and present fairly the information presented therein on the basis stated in the Effective Prospectus and the Final Prospectus. Ernst & Young LLP, who have certified certain of the financial statements of the Company, are independent accountants as required by the Securities Act and the Rules and Regulations. Ernst & Young LLP, who have certified



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         the financial statements of Bio-Research, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                 (j) Subsequent to December 31, 1995, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt, obligations under capital leases or short-term borrowings of the Company and its subsidiaries, or any issuance of options, warrants or rights to purchase interests or the capital stock of the Company or its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

                 (k) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any legal or governmental action, suit, claim, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or any of its subsidiaries.

                 (l) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described, incorporated by reference or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof. The Company or such subsidiary has performed all its obligations required to be performed by it, and is neither in default nor has it receive notice of default, under any such contract or other material instrument to which it is a party or by which its property is bound or



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         affected.  To the best knowledge of the Company, no other party under any such contract or other material instrument to which it is a party is in default in any material respect thereunder.

                 (m) Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries has good and marketable title to all real and material personal property owned by it, free and clear of all liens, charges, encumbrances or defects, except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company or its subsidiaries are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to their respective operations as now conducted.

                 (n) The Company's system of internal accounting controls is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements.

                 (o) The Company and each of its subsidiaries has filed all foreign, federal, state and local income, franchise and sales tax returns required to be filed through the date hereof and has paid all taxes shown as due therefrom to the extent such taxes have become due and are not being contested in good faith; and there is no tax deficiency that has been, nor does the Company have knowledge of any tax deficiency which is likely to be, asserted against the Company or any of its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or any of its subsidiaries.

                 (p) The Company and each of its subsidiaries operates its business in conformity with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental regulatory bodies. The Company and each of its subsidiaries has all licenses, permits, approvals or consents to operate its businesses in all locations in which such businesses are currently being operated, and the Company is not aware of any existing or imminent matter which may adversely impact its or any of its subsidiaries' operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the potential for exposure to material civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or land sales practices.

                 (q) Neither the Company nor any of its subsidiaries is currently engaging in any activity, whether alone or in concert with others, which constitutes a violation of any




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         foreign, federal, state or local laws prohibiting fraudulent or abusive practices connected in any way with the provision of health care services or the billing for such services provided to a beneficiary of any foreign, federal, state or local health insurance program.

                 (r) Neither the Company nor any of its subsidiaries has failed to file with the applicable regulatory authorities any statements, reports, information or forms required by any applicable law, regulation or order, all such filings or submissions were in compliance with applicable laws when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries has failed to maintain in full force and effect any licenses, certifications, registrations, permits or approvals necessary or proper for the conduct of their respective businesses, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not to the knowledge of the Company pending any change under any law, regulation, license or permit which could materially adversely affect the business, operations, property or business prospects of the Company or any subsidiary of the Company. Neither the Company nor any of its subsidiaries has received any notice of violation of or been threatened with a charge of violating and is not under investigation with respect to a possible violation of any provision of any law, regulation or order.

                 (s) No labor dispute exists or is imminent with any of the employees of the Company or any of its subsidiaries or otherwise which could materially adversely affect the Company or any of its subsidiaries. The Company is not aware of any existing or imminent labor disturbance by employees of the Company or any of its subsidiaries which could be expected to materially adversely effect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company or any of its subsidiaries.

                 (t) The Company and each of its subsidiaries owns or licenses the intellectual property, including but not limited to, the proprietary technology, software, copyrights, trademarks, service marks and trade names presently employed in connection with their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or any of its subsidiaries.

                 (u) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar


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         coverage from similar insurers as may be necessary to continue its business at a comparable cost.

                 (v) Neither the Company nor any of its subsidiaries is in violation of any foreign, federal, state or, local law, regulation, rule or ordinance relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and each of its subsidiaries has received all licenses, certifications, regulations, permits and other approvals required of it under applicable foreign, federal, state and local occupational safety and health and environmental laws and regulations to conduct its respective businesses, and the Company and each of its subsidiaries is in compliance with all terms and conditions of any such licenses, certificates, regulations, permits and approvals, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects of the Company or any of its subsidiaries.

                 (w) Neither the Company or any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used, or authorized the use of, any corporate or other funds for unlawful payments, contributions, gifts or entertainment (ii) made unlawful expenditures relating to political activity to government officials or others, or (iii) established or maintained any unlawful or unrecorded funds in violation of any foreign, federal, state or local law or regulation, including Section 30A of the Exchange Act. Neither the Company or any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

                 (x) Except where such failures to comply or violations would not in the aggregate have a material adverse effect on the Company or any of its subsidiaries, the Company and each of its subsidiaries has complied with the Immigration Reform and Control Act of 1986 and all regulations promulgated thereunder ("IRCA") with respect to the completion and maintenance of Forms I-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization. With respect to all former employees who left the Company's or any of its subsidiaries' employment within three years prior to the date hereof, the Company and each of its subsidiaries has complied with IRCA with respect to the maintenance of Forms 1-9 for at least three years or for one year beyond the date of termination, whichever is later. The Company and each of its subsidiaries has had no immigration violations and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA. Neither the Company nor any subsidiary has been

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         warned, fined or otherwise penalized by reason or any failure to comply with IRCA, and no such proceeding is pending or threatened.

                 (y) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it or any of its subsidiaries to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                 (z) Neither the Company nor any of its subsidiaries nor any of the directors, officers, employees or agents of the Company or any of its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                 (aa) The Shares have been approved for listing on the Nasdaq Stock Market's National Market System (the "Nasdaq National Market") upon notice of issuance.

         2.      Purchase, Sale and Delivery of the Shares.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $______ per share, the number of Firm Shares set forth opposite such Underwriter's name in
         Schedule I hereto.

                 (b) The Company hereby grants to the Underwriters an option to purchase 390,000 additional shares of Common Stock, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date of the Final Prospectus. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by the Representatives giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than four full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, severally and not jointly, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

                 (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks in next day funds to the order of the Company at the offices of J.C. Bradford & Co., L.L.C. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or, at the election of the Representatives, on the fourth full business day after this Agreement becomes effective, if it becomes effective after 4:30 P.M. Eastern time, or at such other time not later than the seventh full business day thereafter as the Representatives and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by Bradford, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that Bradford may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         3. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

         4.      Covenants of the Company.      The Company covenants and
agrees with each of the Underwriters that:

                          (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and shall notify the Representatives promptly (in writing, if requested) of all such filings. The Company shall notify the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon the Representatives' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Representatives' opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Representatives after reasonable notice thereof. The Company shall advise the Representatives promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                          (b) The Company will take or cause to be taken all necessary action and furnish to whomever the Representatives direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Shares.

                          (c) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify the Representatives and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                         (d) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                          (e) The Company will (i) deliver to the Representatives at such office or offices as the Representatives may designate as many copies of the Preliminary Prospectus and Final Prospectus as the Representatives may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

                          (f)         The Company shall make generally
         available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                          (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                          (h) During a period of five years from the effective date of the Registration Statement or such longer period as the Representatives may reasonably request, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its stockholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                          (i) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with foreign, state and other governmental securities commissions in jurisdictions where the Shares have been sold by the Underwriters (as the Representatives shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those foreign jurisdictions or states.

                          (j) Except pursuant to this Agreement or with the Representatives' written consent, for a period of 120 days from the effective date of the Registration Statement, the Company will not, and the Company has provided agreements executed by each of its executive officers, directors and each beneficial owner of five percent or more of the Company's outstanding Common Stock providing that for a period of 120 days from the effective date of the Registration Statement, such person or entity will not, offer for sale, sell (other than the issuance by the Company of Common Stock pursuant to the exercise of options granted pursuant to existing employee benefit plans and agreements, other existing compensation agreements and existing stock options or outstanding warrants or securities convertible into Common Stock), grant any options (other than pursuant to existing employee benefit plans and agreements), rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock.

                          (k) Neither the Company or any of its subsidiaries nor any of their respective officers, directors or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                          (l) The Company and each of its subsidiaries will either conduct its business and operations as described in the Final Prospectus or, if the Company or any of its subsidiaries makes any material change to its business or operations as so conducted, promptly disclose such change generally to the Company's security holders.

         5. Expenses. The Company agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, any Marketing Materials (as defined herein) and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters in connection with filings with the NASD, (vi) expenses of listing the Shares on the Nasdaq National Market, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated
(i) by reason of the termination of this Agreement by the Company pursuant to
Section 12(a)(i) or (ii) by reason of the termination of this Agreement by the Representatives pursuant to Section 12(b)(ii), (iii), (iv) or (v) of this Agreement.

         6. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of all of their covenants and agreements hereunder and to the following additional conditions:

                 (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Representative's satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                 (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Representatives' reasonable judgment, is material, or omits to state a fact which, in the Representatives' reasonable judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

            (c) The Representatives shall have received an opinion, dated the Closing Date, from Harwell Howard Hyne Gabbert & Manner, P.C. counsel for the Company, to the effect that:

                          (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries. The Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities necessary for the conduct of its business, except for those the absence of which would not have a material adverse effect on the Company.

                          (ii) Each of the Company's subsidiaries is validly existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries. The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. Except for the pledge of all of the outstanding capital stock of each subsidiary to NationsBank of Tennessee, N.A. The Company owns all of the outstanding capital stock of each of the Company's corporate subsidiaries, free and clear of all liens, encumbrances, equities and claims. The partnership and joint venture interests of each of the partnerships and joint ventures in which the Company or any subsidiary is a partner or joint venturer are duly authorized, validly issued, fully paid and nonassessable, and the partnership and joint venture interests owned by the Company or a subsidiary thereof are owned clear of any lien, encumbrance, pledge, equity or claim of any kind. The Company's subsidiaries do not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of capital stock or an ownership interest of such subsidiary and there are no preemptive rights or other rights to subscribe for or purchase any shares of the capital stock or any ownership interest of the Company's subsidiaries. Each of the Company's subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities necessary for the conduct of its business, except for those the absence of which would not have a material adverse effect on such subsidiary.

                          (iii) As of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final

         Prospectus. All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law, agreement or the Company's certificate of incorporation. Except as described in the Effective Prospectus and the Final Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of capital stock, and there are no preemptive rights or other rights to subscribe for or purchase any shares of the capital stock of the Company, or any restriction upon the transfer of, the Shares pursuant to the Company's certificate of incorporation or bylaws or any agreement or other instrument to which the Company is a party or by which it may be bound, except as described in the Effective Prospectus and Final Prospectus. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders agreements and voting trusts whatsoever. The capital stock of the Company and the Shares conform to the description thereof contained in the Final Prospectus. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws.

                          (iv) No consent, approval, authorization or order of any court or governmental or regulatory agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, known to such counsel, to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or their respective properties is subject, the certificate of incorporation or bylaws of the Company or any of its subsidiaries, any statute, or any judgment, decree, order, rule or regulation, known to such counsel, of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their respective properties.

                 (v) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

                 (vi) Except as described in the Final Prospectus, there is not pending or, to the knowledge of such counsel, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of its subsidiaries.

                 (vii) To the knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which its properties are subject, or of the certificate of incorporation or bylaws of the Company or any of its subsidiaries.

                 (viii) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries.

                 (ix) The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                          (x) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (xi) The Company has the corporate power and corporate authority to execute, deliver and carry out the terms of the Asset Purchase Agreement and all documents and agreements necessary to give effect to the provisions thereof and to consummate the transactions contemplated on the part of the Company thereby; the Company has taken all action required by law, and its Certificate of Incorporation and Bylaws, to authorize such execution, delivery and consummation of the Asset Purchase Agreement (as hereinafter defined) and all other agreements delivered by the Company in connection therewith; the Asset Purchase Agreement and all other agreements delivered by the Company in connection therewith constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

         In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included, or incorporated by reference therein).

                 (d) The Underwriters shall have received the written consent of counsel to Bio-Research and its shareholders for the Underwriters to rely on their opinion to be delivered to the Company pursuant to Section 11.3 of the Asset Purchase Agreement.

                  (e) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (f) The Representatives shall have received from Ernst & Young, LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and Bio- Research within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                          (i)         In their opinion, the financial
                 statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with United States generally accepted accounting principles consistently applied; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the interim financial statements, selected financial data, pro forma financial data and/or condensed financial statements derived from audited financial statements of the Company and/or Bio-Research;

                          (ii)        The unaudited selected financial
                 information included in the Preliminary Prospectus and the Final Prospectus under the captions "Prospectus Summary" and "Selected Consolidated Financial Data" for the three years ended December 31, 1995, agrees with the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Final Prospectus or previously reported on by them;

                          (iii) On the basis of a reading of the latest available interim financial statements (unaudited) of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                                      (A)      the amounts included in the
                          Preliminary Prospectus and the Final Prospectus under the caption "Prospectus Summary" for the three years ended December 31, 1995, do not agree with the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Final Prospectus or previously reported on by them;

                                      (B)      the unaudited financial
                          statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the federal securities laws and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements contained or incorporated by reference in the Registration Statement;

                                      (C)      any other unaudited financial
                          statement data included in the Final Prospectus do not agree with the corresponding items in the audited financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements contained or incorporated by reference in the Final Prospectus;

                                      (D)      at a specified date not more
                          than five days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in total assets or stockholders' equity, increase in long-term debt of the Company and its subsidiaries, or other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which they are described in such letters; and

                                      (E)      for the period from the closing
                          date of the latest statements of income included in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in service revenues, net service revenue and net income per share of the Company, or other items specified by the Representatives, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which are described in such letter.

                          (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company and its subsidiaries from its detailed accounting records.

         In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the total assets, stockholders' equity, long-term debt of the Company, or other items specified by the Representatives as compared with the amounts shown in the latest balance sheets of the Company included in the Final Prospectus, or a material adverse change in service revenues or net service revenues of the Company, or other items specified by the Representatives, in each case as compared with the corresponding period of the prior year.

                 (g)      There shall have been furnished to the
         Representatives a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                          (i) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii)        no stop order suspending the
                 effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                          (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

                          (iv)        they have carefully examined the
                 Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                          (v)         since the effective date of the
                 Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company or its subsidiaries have not sustained any material loss or interference with their respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company or its subsidiaries, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, prospects, net worth, results of operations or condition (financial or other) of the Company and its subsidiaries, which loss, interference, litigation or change, in the Representatives' reasonable judgment shall render it unadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                       (i) The shares shall be listed on the Nasdaq National Market.

                 (j) The Company shall have consummated the transactions contemplated by that certain Asset Purchase Agreement dated May 24, 1996 among Bio-Research, Caisse de Depot et Placement du Quebec, CAI Capital Corporation, CAI Capital Partners and Company Limited Partnership, CAI Partners and Company Limited Partnership and Ontario Teachers' Pension Plan Board and the Company (the "Asset Purchase Agreement") on the terms set forth therein.

         All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

         The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

         7. Condition of the Company's Obligations. The obligations hereunder of the Company are subject to the condition set forth in Section 6(a) hereof.

         8.      Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon:

                          (i) any inaccuracy in the representations and warranties of the Company contained herein;

                          (ii) any failure of the Company to perform its obligations hereunder or under law;

                          (iii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, (B) any audio or visual materials supplied by the Company expressly for use in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings (the "Marketing Materials") or (C) in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application"); or

                          (iv) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto, any Marketing Materials or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Marketing Materials or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

                 (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any Marketing Materials or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in the indemnified party's reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party.

                 (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, or the Company or is insufficient to hold harmless an indemnified party, then the Company shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of
         Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
         Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                 (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or is (or would be, if a claim were to be made against such indemnified party) entitled to indemnity hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                 (f) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non- defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 5. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, (b) any termination of this Agreement and (c) delivery of and payment for the Shares.

         11. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 5, 8 and 10 hereof shall at all times be effective. For purposes of this Section 11, the Firm Shares shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

         12.     Termination.

                 (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives (i) at any time before it becomes effective in accordance with Section 11 hereof, or (ii) in the event that the condition set forth in Section 7 shall not have been satisfied at or prior to the First Closing Date.

                 (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 11 hereof; (ii) in the event that at or prior to the First Closing Date the Company shall have failed, refused or been unable to perform any agreement on the part of the Company to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled;
         (iii) if at or prior to the Closing Date trading in securities on the Nasdaq National Market, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                 (c)      Termination of this Agreement pursuant to this
         Section 12 shall be without liability of any party to any other party other than as provided in Sections 5 and 8 hereof.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J. C. Bradford & Co., L.L.C., J. C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Robert S. Doolittle, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at One Burton Hills Boulevard, Suite 210, Nashville, Tennessee 37215, Attention: William C. O'Neil, Jr.

         14. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement.
This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company and the several Underwriters and for the benefit of no other person except that (a) the representations and warranties of the Company and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Representatives hereby represent and warrant to the Company that the Representatives have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by the Representatives will be binding upon all the Underwriters.

                 If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, and each of the several Underwriters.

                               Very truly yours,

                                        CLINTRIALS RESEARCH INC.

                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------


Confirmed and accepted as of the
date first above written.

J.C. BRADFORD & CO., L.L.C.
PIPER JAFFRAY INC.
SMITH BARNEY INC.
For themselves and as
Representatives of the Several
Underwriters

By:
   ----------------------------------------
         Partner

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                    Number of
                                                                  Firm Shares to
 Underwriter                                                       Be Purchased
 -----------                                                      -------------
 J.C. Bradford & Co., L.L.C.   . . . . . . . . . . .

 Piper Jaffray Inc.  . . . . . . . . . . . . . . . .

 Smith Barney Inc  . . . . . . . . . . . . . . . . .


















                                                                  -------------
                                                         TOTAL       2,600,000

                                                                  =============